EXHIBIT 10.43

                               THIRD AMENDMENT TO
                      CONTRACT OF SALE AND LEASE AGREEMENT

                              PRITCHARD SQUARE LLC

                                    -SELLER-

                            OLP BROOKLYN PAVILION LLC

                                  - PURCHASER -

                           PRITCHARD SQUARE CINEMA LLC

                                   - TENANT -

                             AS OF NOVEMBER 1, 2003


                                                          PAVILION THEATRE
                                                          188 PROSPECT PARK WEST
                                                          BROOKLYN, NEW YORK

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           THIRD AMENDMENT TO CONTRACT OF SALE AND TO LEASE AGREEMENT

     This THIRD AMENDMENT TO CONTRACT OF SALE AND LEASE AGREEMENT (this "Amendment") is made and entered into as of the 1st day of November, 2003 by and between Pritchard Square LLC, a New York limited liability company having an address at 188 Prospect Park West, Brooklyn, New York 11215 ("Seller"), OLP Brooklyn Pavilion LLC, a Delaware limited liability company having an office at Suite 303, 60 Cutter Mill Road, Great Neck, New York 11021 ("Purchaser") and Pritchard Square Cinema LLC, a New York limited liability company having an address at 188 Prospect Park West, Brooklyn, New York ("Tenant").

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, Seller and Purchaser entered into that certain Contract of Sale dated as of June 5, 2002 calling for the sale and purchase and leaseback by Tenant of the Premises therein defined (the "Original Contract of Sale");

     WHEREAS, Tenant and Purchaser entered into that certain Lease Agreement dated August 9, 2002 (the "Original Lease");

     WHEREAS, Seller, Tenant and Purchaser entered into that certain First Amendment to Contract of Sale and Lease Agreement dated as of August 9, 2002 (the "First Amendment");

     WHEREAS, Seller, Tenant and Purchaser entered into that certain Second Amendment to Contract of Sale and Lease Agreement dated as of April 2, 2003 (the "Second Amendment"; the Original Contract of Sale and the Original Lease as
amended by the First Amendment and the Second Amendment are hereafter respectively referred to as the "Master Lease" and the "Contract of Sale);

     WHEREAS, Seller, Tenant and Purchaser now wish to amend the Master Lease and the Contract of Sale as herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

     1. DATES. The timeframe referenced in Paragraph 1A(ii) of the First Amendment for the completion of the installation of the updated Fire System and the Fire Doors is hereby extended until March 31, 2004.

     2. ELEVATOR. Pursuant to Paragraph 4A(ii) of the Second Amendment, $75,000 of the remaining $125,000 Improvement Holdback is being held pending the installation of the Elevator. Tenant has indicated to Landlord that Tenant and its architects do not believe that the Elevator is practical to install at the Premises and nor would it materially aid in Tenant's business and does not affect the legality or value of the Premises. Landlord therefore hereby agrees to waive the
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 -------------------------------------------------------------------------------
 LEASE YEAR                    MINIMUM ANNUAL                 MONTHLY RENT
 -------------------------------------------------------------------------------
 Lease Years 1 & 2             $1,140,000.00                  $95,000.00
 -------------------------------------------------------------------------------
 Lease Year 3                  $1,193,500.00                  $99,458.33
 -------------------------------------------------------------------------------
 Lease Year 4                  $1,252,712.50                  $104,392.71
 -------------------------------------------------------------------------------
 Lease Year 5                  $1,282,655.31                  $106,887.94
 -------------------------------------------------------------------------------
 Lease Year 6                  $1,313,346.70                  $109,445.56
 -------------------------------------------------------------------------------
 Lease Year 7                  $1,289,805.36                  $107,483.78
 -------------------------------------------------------------------------------
 Lease Year 8                  $1,322,050.50                  $110,170.88
 -------------------------------------------------------------------------------
 Lease Year 9                  $1,355,101.76                  $112,925.15
 -------------------------------------------------------------------------------
 Lease Year 10                 $1,388,979.30                  $115,748.28
 -------------------------------------------------------------------------------
 Lease Year 11                 $1,423,703.79                  $118,641.98
 -------------------------------------------------------------------------------
 Lease Year 12                 $1,459,296.38                  $121,608.03
 -------------------------------------------------------------------------------
 Lease Year 13                 $1,495,778.79                  $124,648.23
 -------------------------------------------------------------------------------
 Lease Year 14                 $1,533,173.26                  $127,764.44
 -------------------------------------------------------------------------------
 Lease Year 15                 $1,571,502.59                  $130,958.55
 -------------------------------------------------------------------------------
 Lease Year 16                 $1,610,790.16                  $134,232.51
 -------------------------------------------------------------------------------
 Lease Year 17                 $1,651,059.91                  $137,588.33
 -------------------------------------------------------------------------------
 Lease Year 18                 $1,692,336.41                  $141,028.03
 -------------------------------------------------------------------------------
 Lease Year 19                 $1,734,644.82                  $144,553.74
 -------------------------------------------------------------------------------
 Lease Year 20                 $1,778,010.94                  $148,167.58
 -------------------------------------------------------------------------------

     In addition, Tenant shall simultaneously herewith pay to Landlord the Impositions payments due on October 1, 2003 and November 1, 2003, respectively, in the total amount of $13,824.36.

     4. MISCELLANEOUS. A. Except as modified hereby, the Contract of Sale and the Master Lease remain in full force and effect.

     B. Capitalized and/or defined terms used but not defined herein shall have the meanings ascribed to them in the Contract of Sale or the Master Lease as the case may be, unless the context shall otherwise clearly require.

     C. Tenant acknowledges and agrees that a default by either Seller or Tenant of any of their obligations under this Third Amendment shall constitute an Event of Default under the Master Lease. As to Tenant, dates herein provided are time of the essence as provided in the Master Lease and are not subject to Force Majeure generally but may be extended solely due to a delay that can be directly attributed to an act of war or terrorism in the New York City metropolitan area following the date hereof. Tenant understands and agrees that none of the circumstances herein set forth shall in any manner allow it to abate any portion of its rent under the Master Lease. Seller and Tenant represent and warrant the recitals hereinabove are true to the best of their knowledge.

     D. Tenant hereby acknowledges that as of the date hereof Landlord is not in default under any obligation it may have under the Master Lease, as amended hereby, and that Purchaser is not in default under any obligation it may have remaining under the Contract of Sale, as amended hereby, and Tenant hereby

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waives any claim it may have  through  the date  hereof  against  Landlord  (and
Purchaser) and its employees, officers, directors, trustees, members, partners, shareholders and representatives.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Third Amendment as of the date first hereinabove written.

PRITCHARD SQUARE LLC, as Seller


By:             /s/ Norman Adie
     ------------------------------------
Name:           Norman Adie
      -----------------------------------
Title:          Managing Member
       ----------------------------------


OLP BROOKLYN PAVILION LLC, as Purchaser
by:  OLP-MTC Holdings, LLC, its sole member
by:  OLP Movies LLC, its manager
by:  One Liberty Properties, Inc, its sole member


By:           /s/ Mark H. Lundy
     ------------------------------------
       Mark H. Lundy
       Vice President


PRITCHARD SQUARE CINEMA LLC, as Tenant

By:           /s/ Norman Adie
    ------------------------------------
Name:         Norman Adie
      ----------------------------------
Title:        Managing Member
      ----------------------------------


              /s/ Norman Adie
---------------------------------------
Norman Adie,  personally  as guarantor to confirm
that his  guaranty of the Master  Lease  includes  the
guaranty of the covenants  of  Tenant  herein  provided
and to  confirm  his  agreement  to the foregoing